FEDERATED INTERMEDIATE MUNICIPAL TRUST
(A Portfolio of Intermediate Municipal Trust)

SUPPLEMENT TO PROSPECTUS DATED JULY 31, 1996

Please delete all references to Jonathan Conley as portfolio manager of the the Fund. Scott Albrecht will remain as portfolio manager of the Fund.



FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779


Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 458810108
G00289-04 (1/97)